Innovative Solutions for Global Health Corporate Presentation Exhibit 99.2

Safe Harbor Statements
This presentation (“Presentation”) contains “forward-looking” statements within the meaning of the Private Securities
Litigation Reform Act of 1995 that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, among others, statements regarding the timing of our anticipated clinical trials and results for PF582, PF530 and our other product candidates, expectations with regard to future milestone and royalty payments from our collaboration with Hospira, potential market opportunities for PF582, PF530 and our other product candidates, the expected patent expiration timelines for Lucentis, Betaseron, and other branded reference drugs, the potential outcomes of our discussions with governmental regulatory agencies, our anticipated commercialization strategy, and our expected use of our cash, cash equivalents and short-term investments. Forward-looking statements are typically identified by words like “believe,” “anticipate,” “could,” “should,” “estimate,” “expect,” “intend,” “plan,” “project,”
“will,” “forecast,” “budget,” “pro forma,” and similar terms. Factors that could cause the Company's results to differ materially from those expressed in forward looking statements include, without limitation, our need for additional funds to support our operations; our success being dependent on PF582 and PF530; our reliance on our collaboration partners’
performance over which we do not have control; failure to achieve favorable results in later clinical trials for PF582 and
PF530 or receive regulatory approval; delays in our clinical trials or in enrollment of patients in our clinical trials; failure to market PF582 or PF530 due to the existence of intellectual property protection owned or controlled by a third party and directed to PF582 or PF530; PF582 and PF530 may cause serious adverse side effects or have properties that delay or prevent regulatory approval or limit their commercial profile; if approved, risks associated with market acceptance, including pricing and reimbursement; and our ability to enforce our intellectual property rights. Forward-looking statements represent our management’s beliefs and assumptions only as of February 10, 2015. You should read our Quarterly Report on Form 10-
Q for the quarter ended September 30, 2014 and our subsequent periodic reports, including our Form 10-K for the year ended
December 31, 2014, which is expected to be filed with the SEC in March of 2015, including the Risk Factors set forth therein, completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.
All patent expiry dates provided in this Presentation are estimated based on publically available information as of the July 23,
2014 and speak only as of that date.

Investment Highlights
•
Biosimilar developer with patented protein production and
analytics platform
–
Validation through            industrial experience and collaborations with big
pharma
– 12 products in development pipeline
8 biosimilars and 1 peptide generic
3 vaccine candidates
•
Lead product PF582 – biosimilar candidate to Lucentis
®
– Manufacturing and cost advantages from Pfenex Expression Technology
– Large Lucentis market opportunity; $4.3B in 2013 sales ($6.7B anti-VEGF segment)
– Limited competition
– Local administration
– Visual Acuity clinical trial endpoints
– Approximately 100 person sales force to address focused retinal specialist market
•
Up to $342 million PF582 collaboration with Hospira
– Further validates Pfenex’s product development strength and capability as pipeline of biosimilar candidates continue to advance

BIOSIMILARS	Process Dev.	cGMP Mfr.	Phase 1/2	Phase 3	Branded Reference Drug	Approximate 2013 Sales
PF582 - Ranibizumab biosimilar (Lucentis®) *					Lucentis	$4.3B
PF530 - Interferon beta- 1b biosimilar (Betaseron®)					Betaseron	$1.4B
PF694 - Peg-Interferon alpha-2a biosimilar (Pegasys®)					Pegasys	$1.5B
PF529 - Peg-filgrastim biosimilar (Neulasta®)					Neulasta	$4.4B
PF444 - Human Growth Hormone biosimilar (Genotropin®)					Genotropin	$3.0B
PF688 - Certolizumab-pegol biosimilar (Cimzia®)					Cimzia	$820MM
PF690 - Peg-Aspargase biosimilar (Oncaspar®)					Oncaspar	$175MM

GENERICS	Process Dev.	cGMP Mfr.	Pk Study	ANDA Filing		
PF708 - Teriparatide generic (Forteo®)					Forteo	$1.25B

NOVEL VACCINES	Process Dev.	cGMP Mfr.	Phase 1	Phase 2		
Px563L - rPA based Anthrax Vaccine					N/A	N/A
Px563L - SDI rPA based Anthrax Vaccine 2nd Generation					N/A	N/A
Px533 - Malaria Vaccine					N/A	N/A

LEGEND ● *Wholly-Owned* ● *Partnered* ● *Government Funded*

PFEnex

3 Pfenex Pipeline *PF582 in collaboration with Hospira

Why Biosimilars Now?
• Market opportunity is significant
– Patent cliff: by 2020, biologic products representing approximately $100 billion of aggregate
2013 product sales will have become available globally
– Favorable Pricing: 2010 discounts on certain biosimilars in EU member states ranged between 8% and 23% compared to the reference products
• Global cost containment favors utilization of biosimilars
– Increasing mandate for lower drug costs by governments and private payors
– Strong uptake and growth of biosimilars: approximately 30%-40% volume penetration in EU5
• Regulatory pathways (abbreviated) for biosimilars are defined
– EU: CHMP 437/04 published 2005
First approval in 2006; approximately 20 approvals
– US: 351(k) pathway established in 2010; Five draft guidance documents
4th guidance: Comparative analytical similarity data submission prior to being granted a Biosimilar Initial
Advisory Meeting
At least 4 biosimilar candidates have been submitted for approval under 351(k) in the U.S.
Sandoz’s biosimiilar candidate to filgrastim underwent  review at FDA Advisory Committee meeting held in
January 2015 and the result was a unanimous 14-0 vote for approval.
• Strong barriers to entry
– Quality, long timeline to create production strain, process development and minimizing COGS are all challenges for biosimilars creating both hurdles and opportunities
– Bioanalytical characterization and attention to COGS are key factors to compete

"Do Loop 1" "Good Enough"
Inadequate
Some
Production
Handful of Conditions
Refine conditions
Discovery
PC/1
Early Stage
Late Stage
"Do Loop 2"
DEVELOPMENT
-
Pfenex
Expression Technology
Current Protein Production Process:
Handful of Experiments – Trial & Error
Pfenex Platform: Thousands of Parallel Experiments
Faster, Scalable, Higher Quality, Lower Cost
Problem: Traditional techniques = trial and error protein strain selection
Solution: Pfenex Expression Technology
Current Duration on Average: 1 Year Process! Process Duration:  ~ 9 Weeks
Thousands of Expression Strains Cultured in Parallel
High-Throughput Analytical Quality, Titer & Function
Production Strain Down-Selection
48 Parallel Micro Scale Fermentations
High-Throughput Analytical
Quality, titer & Function
16 Parallel 1L Fermentations
High-Throughput Analytical
Quality, titer & Function
-

Strain#
Plasmid#
Plasmid#
Titer
Titer
Strain#

PFEnex

-
Optimizing the Expression Universe
• Let the biology dictate the
best conditions
– High yield
– High quality
– Thus, low-cost production
• Speed to solution encompasses taking guesswork out of the protein production paradigm
•
Pfenex
Expression Technology has proven track record of rapidly
improving expression – especially for “difficult” to produce proteins
– >80% success rate with proteins that have failed in other expression systems
– 11 of top 15 top biopharmaceutical companies have collaborated with Pfenex
– Platform/capabilities highly applicable to biosimilars
Traditional:
Trial and
Error
Goal:
High Quality, High
Titer

•
Bioanalytical expertise creates robust characterization
•
FDA 351(k) and CHMP 437/04 both heavily emphasize
bioanalytics
•
Extensive in-house analytical capabilities
Structure Folding Activity Purity Yield
Characterization is Essential to Accessing
Biosimilar Pathways

PF582: Biosimilar to Lucentis (ranibizumab)
•
PF582 has the potential to disrupt the growing retinal
disease market
–
Branded Lucentis: $4.3 billion in 2013
–
Lucentis label extrapolation (including DME, RVO) enables broad access
•
We believe PF582 is the most advanced Lucentis biosimilar
in development
•
Pfenex was granted a Biosimilar Initial Advisory Meeting
(January 2014)
–
FDA indicated that our analytical data appear acceptable to support the development of PF582 as a biosimilar to Lucentis
•
Clear guidance from FDA for global regulatory approach
–
Developing according to 351(k) pathway
•
PF582 production process already at launch scale
•
Completed enrolling Phase 1b/2a trial

PF582: Hospira Collaboration
•
$342 million in combined upfront and potential milestone
payments
–
$51 million upfront payment and $291 m in potential milestone payments
•
Tiered double digit royalties on net sales
•
Split phase 3 clinical trial costs
–
Pfenex costs capped at $20 million, $10 million of that deferred until commercialization
•
Hospira responsible for manufacturing, commercialization and litigation
•
Collaboration governed by Executive Steering Committee with
equal representation from each company
•
Agreement allows for additional potential product collaborations
•
Further validates Pfenex biosimilar product development strength and capability
* Subject to HSR Approval

10 Country IP Status Current Open Q2 2018 Q2 2020 Jan 2022 Cumulative 2013 Sales (IMS Health) $65MM $471MM $2B $1.7B $4.2B PF582 Launches to Follow IP Expiry Roadmap

PF708: Generic to Forteo ®
•
Forteo (teriparatide) indicated for treatment of high fracture risk osteoporosis
–
Reference product made by E. coli fermentation
–
2013 sales $1.25 billion
•
Generic regulatory approval pathway for PF708
–
Latest to expire Orange Book-listed Forteo patent in 2019
•
Pfenex has achieved high titer protein production; low cost
of goods
•
Bioequivalence study expected to initiate in 2H15
•
First to file potential, confers 180 day exclusivity

Strides Joint Venture (JV)
•
Strides collaboration: cost effective progression
of six biosimilars in Pfenex pipeline
•
Global commercialization of partnered products
•
Terms provide efficient product development
progression
–
Pfenex responsible for creating protein production engine, process development and analytical package
–
Strides and Pfenex share in development costs

PF530: Biosimilar to Betaseron ®
•
Betaseron (interferon beta-1b):  indicated to reduce relapse number in multiple sclerosis patients
–
Sales of $1.4 billion in 2013
•
We believe PF530 is the most advanced Betaseron
biosimilar in global development
•
Phase 1 trial PF530 v. Betaseron: expected to initiate in
early 2015
–
Trial funded by Strides
–
Data expected in 2H15
•
Phase 3 trial expected to commence 2016

Vaccine Strategy Focused on Value
Creation – Fully Funded by US Government
Anthrax (rPA): Malaria:
• >$45MM in awards from BARDA and
NIH (NIAID) for anthrax vaccine (3
programs)
• Target market is the first responders
and strategic national stockpile (SNS)
– Vaccine procurement historically
approximately $250MM annually; current
pricing is approximately $27/dose
– US Government has articulated SNS to be
75MM doses; never filled due to lack of
capability of incumbent technology
• Potential procurement contract if
within 10 years of FDA approval
• IND filed
• Phase 1a initiation in 2H15
• >$8.5MM in awards from NIH/NIAID for
the development of a better malaria
vaccine
– Proteins which either have been unavailable
(couldn’t be made) (circumsporozoite protein,
CSP) or have not been made in sufficient
quantities/quality (Rh5)
• Target market includes military,
governments, travelers to endemic
regions
– Military market ~12.5MM doses  by 2025
– Traveler’s market estimated between 1.7MM
and 3.3MM doses by 2025
– No current vaccine available
• Phase 1 initiation 2015

IP Protects Platform and Products
Platform and Toolbox
10 patent families
80 issued/allowed
(8 U.S., 34 in EPO countries)
Products
7 patent families
10 issued/allowed
(3 U.S., 3 in EPO)
Promoters Secretion Leaders
Strain Engineering
and Screening
Auxotrophic
Markers
Expression
Plasmids
Biosimilar
Production
Microbial Toxin
Production
Protein Expression
Vaccine Antigen
Production
Status of portfolio, including the number of issued/allowed patents and geographic regions are as of December 31, 2014.

Selected Upcoming Milestones
Expected Event Timing
PF582 -
Ranibizumab
biosimilar (Lucentis
®
)
Phase 1b/2a trial completion 1Q15
Manufacturing/technology transfer to Hospira 2015
Initiate Phase 3 equivalence trial of PF582 vs. Lucentis in wet AMD 2016
PF708 -
Teriparitide generic
(Forteo
®
)
Initiate ANDA-enabling bioequivalence trial of PF708 vs. Forteo 2H15
PF530 -
Interferon beta-1b
biosimilar
(Betaseron
®
)
Initiate Phase 1 trial of PF530 1Q15
Phase 1 data of PF530 2H15
Recombinant anthrax
vaccine
Initiate Phase 1a of recombinant anthrax vaccine 2015
Recombinant malaria
vaccine
Initiate Phase 1 of recombinant malaria vaccine 2015

Protocol No.
Med ID: 1002
PF582
10 mg/mL
Subject ID

PFEnex

Investment Highlights
•
Biosimilar developer with patented protein production and
analytics platform
–
Validation through            industrial experience and collaborations with big
pharma
– 12 products in development pipeline
8 biosimilars and 1 peptide generic
3 vaccine candidates
•
Lead product PF582 – biosimilar candidate to Lucentis
®
– Manufacturing and cost advantages from Pfenex Expression Technology
– Large Lucentis market opportunity; $4.3B in 2013 sales
– Limited competition
– Local administration
– Visual Acuity clinical trial endpoints
– Approximately 100 person sales force to address focused retinal specialist market
•
Up to $342 million PF582 collaboration with Hospira
– Further validates Pfenex’s product development strength and capability as we continue to advance our pipeline of biosimilar candidates

18 Appendix

Overview of US/EU Biosimilar Regulation
US Biosimilar Regulatory Path EU Biosimilar Regulatory Path
• 351(k) U.S. biosimilar approval pathway established in
2010
–
Five FDA guidance documents provide additional
clarity on path
• Benefits of 351(k) = abbreviated development
• Bioanalytical assessment is a key element of
biosimilar market authorization
–
Defines degree of similarity and whether 351(k)
pathway is available for the proposed product
• FDA Guidance adds clarity regarding pathway
timing/requirements
–
Similar to EU process: totality of evidence
–
Specific delineation and outcomes of meetings with the
FDA in fourth guidance document
–
Unlike generics, patent disputes do not trigger 30
month delay; FDA review of 351(k) submission may
continue during any litigation
• Additional interchangeability guidance expected in
2014
• CHMP/437/04 biosimilar approval pathway established
in 2005
–
Biosimilar guidance on quality as well as non-clinical
and clinical issues, including immunogenicity
–
Additional product-class specific annex guidelines
issued including:
• EMA approval based on totality of evidence similar to
FDA 351(k) pathway
• First biosimilar approved in 2006 (Omnitrope)
• As of 2014 20 biosimilar products have been approved
by EMA
–
Price discount between 8% and 23% of innovator in for
biosimilars 2010
–
Avg. 71% filgrastim biosimilar penetrance in EU
–
>50% EPO biosimilar penetrance in Germany
–
>90% EPO and filgrastim biosimilar penetrance in
Hungary
• Australia, Canada, Japan, South Korea and South
Africa have adopted a biosimilar path very similar or
idem quot to the EU
–
Abbreviated pathway with limited preclinical and
clinical studies, with reference to innovator product
Wang, J. and Chow, S. On the Regulatory Approval Pathway of Biosimilar Products. Pharmaceuticals, 5 (4). April 2012, pp. 353-368.
Alliance for Safe Biologic Medicines. Alliance for Safe Biologic Medicines: Information Center. Alliance for Safe Biologic Medicines. http://www.safebiologics.org/info-center.php.

2 plasmids
4+
promoters
3 ribosome binding
sites
>50 secretion leaders
>60 chaperone/disulfide bond isomerase
overexpression plasmids
150+ protease clean deletion mutants,
multiple deletions
Elements
combined to
generate >100
rapid cloning,
off the shelf,
expression
vectors

PFEnex

The Pfenex Toolbox
Thousands of unique components can be seamlessly integrated to enable rapid strain engineering for optimal protein production accelerating proof of concept product development and long term cost of goods advantage